EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

      We consent to the incorporation by reference in this Annual Report (Form 10-KSB) of Semele Group Inc. of our report dated April 13, 1999, included in the 1998 Annual Report to stockholders of Semele Group Inc.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
April 13,1999